UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2013

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2013, the compensation committee of the board of trustees of RAIT Financial Trust ("RAIT") adopted the following forms to evidence grants made on January 29, 2013 pursuant to the RAIT Financial Trust 2012 Incentive Award Plan (the "Plan") to certain officers and employees of RAIT, including RAIT’s chief executive officer, chief financial officer and other named executive officers (as defined in instruction 4 to Item 5.02 of Form 8-K):

• a Form of Share Appreciation Rights Award Agreement (the "Form of SARs Award"); and

• a Form of Share Award Grant Agreement for participants other than non-management trustees (the "Form of Participant Share Award").

The Form of SARs Award sets forth the vesting, exercise, settlement and other terms of share appreciation rights awards granted pursuant to the Plan. The Form of Participant Share Award sets forth the vesting and other terms of share awards granted pursuant to the Plan. The foregoing descriptions of the Form of SARs Award and Form of Participant Share Award do not purport to be complete and are qualified in their entirety by reference to the full text of the Form of SARs Award and Form of Participant Share Award filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

On February 1, 2013, RAIT and Jack E. Salmon, one of RAIT’s named executive officers, entered into a separation agreement (the "Separation Agreement") whereby, on the terms and conditions of the Separation Agreement, Mr. Salmon is resigning as an employee of RAIT effective February 28, 2013. The Separation Agreement sets forth the payments due and other terms and conditions of Mr. Salmon’s resignation. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of this agreement filed as Exhibit 10.3 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

February 1, 2013	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	RAIT Financial Trust 2012 Incentive Award Plan Form of Share Appreciation Rights Award Agreement adopted January 29, 2013.
10.2	RAIT Financial Trust 2012 Incentive Award Plan Form of Share Award Grant Agreement for participants other than non-management trustees adopted January 29, 2013.
10.3	Separation Agreement between Jack E. Salmon and RAIT Financial Trust with an execution date of February 1, 2013.